Exhibit 3.20
FIFTH AMENDMENT TO
OPERATING AGREEMENT OF
INVACARE FLORIDA HOLDINGS, LLC
A DELAWARE LIMITED LIABILITY COMPANY
     This FIFTH AMENDMENT TO OPERATING AGREEMENT (“Amendment”) is made and entered into as of the 19th day of January, 2007.
RECITALS:
     A. Invacare Canadian Holdings, Inc., a Delaware corporation (“IVCCH”) and 1195375 Alberta ULC, an Alberta Canada Unlimited Liability Company (“Predecessor Alberta ULC”), are parties to an Operating Agreement originally dated September 20, 2005, as amended (the “Agreement”), relating to Invacare Florida Holdings, LLC, a Delaware limited liability company (the “Company”).
     B. Predecessor Alberta ULC has entered into an amalgamation with 1207273 Alberta ULC, an Alberta Canada Unlimited Liability Company (“Alberta ULC”), effective as of December 1, 2005, and by virtue of such amalgamation the 196,163 Special Shares owned by Predecessor Alberta ULC are now owned by Alberta ULC.
     C. IVCCH and Alberta ULC desire to effect this Amendment in order to reflect the change in the ownership of the Company as a result of the transfer of Special Shares by Predecessor Alberta ULC to Alberta ULC.
     Now, therefore, in light of the foregoing and in consideration of the agreements contained herein, IVCCH and Alberta ULC agree as follows:
     1. Attached hereto as Schedule A is a true and correct listing of the Members of the Company, and the Number of Class A Common Shares, Number of Class B Common Shares, and Number of Special Shares owned by each of the Members of the Company as of the date hereof.
     2. No other term or provision of the Agreement is amended hereby and all such other terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date set forth in the first paragraph.

INVACARE CANADIAN HOLDINGS, INC.

/s/ Gerald B. Blouch

By: Gerald B. Blouch
Title: President

1207273 ALBERTA ULC

/s/ Gregory C. Thompson

By: Gregory C. Thompson
Title: Secretary and Treasurer

SCHEDULE A
MEMBERS OF INVACARE FLORIDA HOLDINGS, LLC

	NUMBER	NUMBER
	OF	OF	NUMBER
	CLASS A COMMON	CLASS B COMMON	OF
NAME	SHARES	SHARES	SPECIAL SHARES
Invacare Canadian Holdings, Inc.	343,837
1207273 Alberta ULC			196,163

NAME AND ADDRESS OF
ADDRESS OF PRINCIPAL	AGENT OF THE COMPANY
OFFICE OF THE COMPANY	FOR SERVICE OF PROCESS
One Invacare Way	Corporation Trust Center
Elyria, Ohio 44035	1209 Orange Street
Wilmington, Delaware 19801

FOURTH AMENDMENT TO
OPERATING AGREEMENT OF
INVACARE FLORIDA HOLDINGS, LLC
A DELAWARE LIMITED LIABILITY COMPANY
     This FOURTH AMENDMENT TO OPERATING AGREEMENT (“Amendment”) is made and entered into as of the 7th day of October, 2005.
RECITALS:
     A. Invacare Canadian Holdings, Inc. (“IVCCH”) and 1195375 Alberta ULC, an Alberta Canada Unlimited Liability Company (“Alberta ULC”), are currently the Members of Invacare Florida Holdings, LLC, a Delaware limited liability company (the “Company”).
     B. IVCCH and Alberta ULC are parties to an Operating Agreement originally dated September 20, 2005, as amended, relating to the Company (the “Agreement”). Terms not otherwise defined herein have the meaning set forth in the Agreement.
     C. IVCCH is transferring One Hundred Thirty Thousand Seven Hundred Seventy-Five (130,775) Special Shares of the Company owned by it to Alberta ULC, such transfer to be effective as of the date hereof.
     D. IVCCH desires to effect this Amendment in order to reflect the change in the ownership of the Company as a result of the transfer of Shares by IVCCH to Alberta ULC.
     Now, therefore, in light of the foregoing and in consideration of the agreements contained herein, IVCCH and ULC-2 agree as follows:
     1. Attached hereto as Schedule A is a true and correct listing of the Members of the Company, and the Number of Class A Common Shares, Number of Class B Common Shares, and Number of Special Shares owned by each of the Members of the Company as of the date hereof.
     2. No other term or provision of the Agreement is amended hereby and all such other terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date set forth in the first paragraph.

INVACARE CANADIAN HOLDINGS, INC.

/s/ Gerald B. Blouch

Gerald B. Blouch, President

By:
Its:

SCHEDULE A
MEMBERS OF INVACARE FLORIDA HOLDINGS, LLC

	NUMBER	NUMBER
	OF	OF	NUMBER
	CLASS A COMMON	CLASS B COMMON	OF
NAME	SHARES	SHARES	SPECIAL SHARES
Invacare Canadian Holdings, Inc.	343,837
1195375 Alberta ULC			196,163

NAME AND ADDRESS OF
ADDRESS OF PRINCIPAL	AGENT OF THE COMPANY
OFFICE OF THE COMPANY	FOR SERVICE OF PROCESS

THIRD AMENDMENT TO
OPERATING AGREEMENT OF
INVACARE FLORIDA HOLDINGS, LLC
A DELAWARE LIMITED LIABILITY COMPANY
     This THIRD AMENDMENT TO OPERATING AGREEMENT (“Amendment”) is made and entered into as of the 30th day of September, 2005.
RECITALS:
     A. Invacare Canadian Holdings, Inc. (“IVCCH”) is currently the Sole Member of Invacare Florida Holdings, LLC, a Delaware limited liability company (the “Company”).
     B. IVCCH is party to an Operating Agreement originally dated September 20, 2005, as amended, relating to the Company (the “Agreement”). Terms not otherwise defined herein have the meaning set forth in the Agreement.
     C. IVCCH is transferring Sixty-Five Thousand Three Hundred Eighty-Eight (65,388) Special Shares of the Company owned by it to 1195375 Alberta ULC, an Alberta Canada Unlimited Liability Company (“Alberta ULC”), such transfer to be effective as of the date hereof.
     D. IVCCH desires to effect this Amendment in order to reflect the change in the ownership of the Company as a result of the transfer of Shares by IVCCH to Alberta ULC.
     Now, therefore, in light of the foregoing and in consideration of the agreements contained herein, IVCCH agrees as follows:
     1. Attached hereto as Schedule A is a true and correct listing of the Members of the Company, and the Number of Class A Common Shares, Number of Class B Common Shares, and Number of Special Shares owned by each of the Members of the Company as of the date hereof.
     2. No other term or provision of the Agreement is amended hereby and all such other terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date set forth in the first paragraph.

INVACARE CANADIAN HOLDINGS, INC.

/s/ Gerald B. Blouch

Gerald B. Blouch, President

By:
Its:

SCHEDULE A
MEMBERS OF INVACARE FLORIDA HOLDINGS, LLC

	NUMBER	NUMBER
	OF	OF	NUMBER
	CLASS A COMMON	CLASS B COMMON	OF
NAME	SHARES	SHARES	SPECIAL SHARES
Invacare Canadian Holdings, Inc.	343,837		130,775
1195375 Alberta ULC			65,388

NAME AND ADDRESS OF
ADDRESS OF PRINCIPAL	AGENT OF THE COMPANY
OFFICE OF THE COMPANY	FOR SERVICE OF PROCESS

SECOND AMENDMENT TO
OPERATING AGREEMENT OF
INVACARE FLORIDA HOLDINGS, LLC
A DELAWARE LIMITED LIABILITY COMPANY
     This SECOND AMENDMENT TO OPERATING AGREEMENT (“Amendment”) is made and entered into as of the 30th day of September, 2005.
RECITALS:
     A. Invacare International Corporation (“IVCI”) is currently the Sole Member of Invacare Florida Holdings, LLC, a Delaware limited liability company (the “Company”).
     B. IVCI is party to an Operating Agreement originally dated September 20, 2005, as amended, relating to the Company (the “Agreement”). Terms not otherwise defined herein have the meaning set forth in the Agreement.
     C. IVCI is transferring all of the Class A Common Shares and Special Shares of the Company owned by it to Invacare Canadian Holdings, Inc., a Delaware corporation (“IVCCH”), such transfer to be effective as of the date hereof.
     D. IVCI desires to effect this Amendment in order to reflect the change in the ownership of the Company as a result of the transfer of Shares by IVCI to IVCCH.
     Now, therefore, in light of the foregoing and in consideration of the agreements contained herein, IVCI agrees as follows:
     1. Attached hereto as Schedule A is a true and correct listing of the Members of the Company, and the Number of Class A Common Shares, Number of Class B Common Shares, and Number of Special Shares owned by each of the Members of the Company as of the date hereof.
     2. No other term or provision of the Agreement is amended hereby and all such other terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date set forth in the first paragraph.

INVACARE INTERNATIONAL CORPORATION

/s/ Gerald B. Blouch

Gerald B. Blouch, President

INVACARE CANADIAN HOLDINGS, INC.

/s/ Gerald B. Blouch

Gerald B. Blouch, President

SCHEDULE A
MEMBERS OF INVACARE FLORIDA HOLDINGS, LLC

	NUMBER	NUMBER
	OF	OF	NUMBER
	CLASS A COMMON	CLASS B COMMON	OF
NAME	SHARES	SHARES	SPECIAL SHARES
Invacare Canadian Holdings, Inc.	343,837		196,163

NAME AND ADDRESS OF
ADDRESS OF PRINCIPAL	AGENT OF THE COMPANY
OFFICE OF THE COMPANY	FOR SERVICE OF PROCESS

AMENDMENT TO
OPERATING AGREEMENT OF
INVACARE FLORIDA HOLDINGS, LLC
A DELAWARE LIMITED LIABILITY COMPANY
     This AMENDMENT TO OPERATING AGREEMENT (“Amendment”) is made and entered into as of the 30th day of September, 2005.
RECITALS:
     A. Invacare Corporation (“IVC”) is currently the Sole Member of Invacare Florida Holdings, LLC, a Delaware limited liability company (the “Company”).
     B. IVC is party to an Operating Agreement dated September 20, 2005, relating to the Company (the “Agreement”). Terms not otherwise defined herein have the meaning set forth in the Agreement.
     C. IVC is transferring all of the Class A Common Shares and Special Shares of the Company owned by it to Invacare International Corporation (“IVCI”), such transfer to be effective as of the date hereof.
     D. IVC desires to effect this Amendment in order to reflect the change in the ownership of the Company as a result of the transfer of Shares by IVC to IVCI.
     Now, therefore, in light of the foregoing and in consideration of the agreements contained herein, IVC agrees as follows:
     1. Attached hereto as Schedule A is a true and correct listing of the Members of the Company, and the Number of Class A Common Shares, Number of Class B Common Shares, and Number of Special Shares owned by each of the Members of the Company as of the date hereof.
     2. No other term or provision of the Agreement is amended hereby and all such other terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date set forth in the first paragraph.

INVACARE CORPORATION

/s/ Gerald B. Blouch

Gerald B. Blouch, President

INVACARE INTERNATIONAL CORPORATION

/s/ Gerald B. Blouch

Gerald B. Blouch, President

SCHEDULE A
MEMBERS OF INVACARE FLORIDA HOLDINGS, LLC

	NUMBER	NUMBER
	OF	OF	NUMBER
	CLASS A COMMON	CLASS B COMMON	OF
NAME	SHARES	SHARES	SPECIAL SHARES
Invacare International Corporation	343,837		196,163

NAME AND ADDRESS OF
ADDRESS OF PRINCIPAL	AGENT OF THE COMPANY
OFFICE OF THE COMPANY	FOR SERVICE OF PROCESS